                                                                      EXHIBIT 25
                                                                      ----------

                               Powers of Attorney
                               ------------------

                              POWER OF ATTORNEY


     I, Norman R. Augustine, Chairman and Chief Executive Officer of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as Chairman and Chief Executive Officer of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as Chairman and Chief Executive Officer of Martin Marietta Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.



            Signature                        Capacity
            ---------                        --------



     /s/NORMAN R. AUGUSTINE         Chairman and Chief Executive
     ----------------------           Officer
     Norman R. Augustine            Martin Marietta Corporation
     December 2, 1993

                              POWER OF ATTORNEY


     I, Marcus C. Bennett, a Director and as the Chief Financial Officer and Chief Accounting Officer of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director and as the Chief Financial Officer and Chief Accounting Officer of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director and as the Chief Financial Officer and Chief Accounting Officer of Martin Marietta Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/MARCUS C. BENNETT           Chief Financial Officer,
     --------------------             Chief Accounting Officer and
     Marcus C. Bennett                Director
     December 2, 1993               Martin Marietta Corporation

                              POWER OF ATTORNEY


     I, Lamar Alexander, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/LAMAR ALEXANDER             Director
     ------------------             Martin Marietta Corporation
     Lamar Alexander
     December 2, 1993

                              POWER OF ATTORNEY


     I, John J. Byrne, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/JOHN J. BYRNE               Director
     ----------------               Martin Marietta Corporation
     John J. Byrne
     December 2, 1993

                              POWER OF ATTORNEY


     I, A. James Clark, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/A. JAMES CLARK              Director
     -----------------              Martin Marietta Corporation
     A. James Clark
     December 2, 1993

                              POWER OF ATTORNEY


     I, Edwin I. Colodny, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/EDWIN I. COLODNY            Director
     -------------------            Martin Marietta Corporation
     Edwin I. Colodny
     December 2, 1993

                              POWER OF ATTORNEY


     I, James L. Everett, III, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/JAMES L. EVERETT, III       Director
     ------------------------       Martin Marietta Corporation
     James L. Everett, III
     December 2, 1993

                              POWER OF ATTORNEY


     I, Edward L. Hennessy, Jr., a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/EDWARD L. HENNESSY, Jr.     Director
     --------------------------     Martin Marietta Corporation
     Edward L. Hennessy, Jr.
     December 2, 1993

                              POWER OF ATTORNEY


     I, Edward E. Hood, Jr., a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/EDWARD E. HOOD, JR.         Director
     ----------------------         Martin Marietta Corporation
     Edward E. Hood, Jr.
     December 2, 1993

                              POWER OF ATTORNEY


     I, Caleb B. Hurtt, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/CALEB B. HURTT              Director
     -----------------              Martin Marietta Corporation
     Caleb B. Hurtt
     December 2, 1993

                              POWER OF ATTORNEY


     I, Gwendolyn S. King, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/GWENDOLYN S. KING           Director
     --------------------           Martin Marietta Corporation
     Gwendolyn S. King
     December 2, 1993

                              POWER OF ATTORNEY


     I, Melvin R. Laird, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/MELVIN R. LAIRD             Director
     ------------------             Martin Marietta Corporation
     Melvin R. Laird
     December 2, 1993

                              POWER OF ATTORNEY


     I, Gordon S. Macklin, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/GORDON S. MACKLIN           Director
     --------------------           Martin Marietta Corporation
     Gordon S. Macklin
     December 2, 1993

                              POWER OF ATTORNEY


     I, Eugene F. Murphy, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/EUGENE F. MURPHY            Director
     -------------------            Martin Marietta Corporation
     Eugene F. Murphy
     December 2, 1993

                              POWER OF ATTORNEY


     I, Allen E. Murray, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/ALLEN E. MURRAY             Director
     ------------------             Martin Marietta Corporation
     Allen E. Murray
     December 2, 1993

                              POWER OF ATTORNEY


     I, John W. Vessey, Jr., a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/JOHN W. VESSEY, JR.         Director
     ----------------------         Martin Marietta Corporation
     John W. Vessey, Jr.
     December 2, 1993

                              POWER OF ATTORNEY


     I, A. Thomas Young, a Director of Martin Marietta Corporation, hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of Martin Marietta Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933 and to sign for me, in my name as a Director of Martin Marietta
Corporation:

     1. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Sandia Corporation Savings and Security Plan and the Sandia Corporation Savings and Income Plan; and

     2. A Registration Statement or Registration Statements on Form S-8 and any and all amendments and supplements thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 such number of shares of the Common Stock of Martin Marietta Corporation as are necessary or appropriate for use in connection with the Martin Marietta Corporation Performance Sharing Plan for Puerto Rico Employees.


            Signature                        Capacity
            ---------                        --------



     /s/A. THOMAS YOUNG             Director
     ------------------             Martin Marietta Corporation
     A. Thomas Young
     December 2, 1993